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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

        I, David B. Menzel, Chief Financial Officer of Echo Global Logistics, Inc. (the "Company"), hereby certify, that:

        (1)   The Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 2009 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

November 13, 2009	/s/ DAVID B. MENZEL David B. Menzel Chief Financial Officer

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  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002